EXHIBIT 10.2

FIFTH AMENDMENT
dated as of March 27, 2018
among
LAS VEGAS SANDS, LLC,
as Borrower
GUARANTORS PARTY HERETO,
LENDERS PARTY HERETO,
and
THE BANK OF NOVA SCOTIA,
as Administrative Agent and Collateral Agent

THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., FIFTH THIRD BANK, GOLDMAN SACHS BANK USA and MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED,
as Joint Lead Arrangers and Joint Bookrunners,
BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., FIFTH THIRD BANK and MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED,
as Syndication Agents,
and
MORGAN STANLEY SENIOR FUNDING, INC. and
SUMITOMO MITSUI BANKING CORPORATION,
as Senior Managing Agents

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FIFTH AMENDMENT dated as of March 27, 2018 (this “Amendment”), to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among LAS VEGAS SANDS, LLC, a Nevada limited liability company (the “Borrower”), the Guarantors party thereto, the Lenders party thereto and The Bank of Nova Scotia (“Scotiabank”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Scotiabank, Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Fifth Third Bank, Goldman Sachs Banks USA and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint lead arrangers and joint bookrunners in connection with this Amendment (collectively, in such capacities, the “Amendment Arrangers”). Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation are acting as senior managing agents in connection with this Amendment (collectively, in such capacity, the “Amendment Senior Managing Agents”).
A.All capitalized terms used but not defined herein shall have the meanings given them in the Amended Credit Agreement (as defined below).
B.    Pursuant to the Existing Credit Agreement, certain Lenders (the “Existing Term Lenders”) have extended credit to the Borrower, consisting of (i) Term B Loans (the “Existing Term Loans”) and (ii) Revolving Commitments.
C.    The Borrower has engaged the Amendment Arrangers to act as joint arrangers and joint bookrunners in structuring and facilitating this Amendment. This Amendment is a “Refinancing Amendment” as defined in Section 2.24(j) of the Existing Credit Agreement.
D.    The Borrower has requested all of the Existing Term Loans be refinanced with new term loans under a new term loan facility (the “Refinancing Term Loan Facility”) by obtaining Refinancing Term Loan Commitments (as defined below).
E.    Upon the Fifth Amendment Effective Date, the new term loans under the Refinancing Term Loan Facility (such new loans, collectively, the “Refinancing Term Loans”) will replace and refinance the Existing Term Loans in their entirety.
F.    Each Existing Term Lender that executes and delivers a signature page to this Amendment in the form of Exhibit A hereto (a “Continuing Term Lender Addendum”) and, in connection therewith, agrees to continue all of its Existing Term Loans (such continued Existing Term Loans, the “Continued Term Loans” and such Lenders, collectively, the “Continuing Term Lenders”), will thereby (i) agree to the terms of this Amendment and the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) and (ii) agree to continue all of its Existing Term Loans outstanding on the Effective Date as Refinancing Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued.
Accordingly, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

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(a)    On and after the Fifth Amendment Effective Date, all references to (i) “Term B Loans” in the Existing Credit Agreement shall be deemed to be references to the “Refinancing Term Loans” and (ii) the “Term B Facility” in the Credit Agreement shall be deemed to be references to the “Refinancing Term Loan Facility”, in each case, with such changes as are set forth in this Amendment, except as the context may otherwise require.
(b)    Section 1.1 of the Existing Credit Agreement is hereby amended as follows:
(i)    The last sentence of the definition of “Applicable Margin” is hereby deleted in its entirety and replaced with:
“Notwithstanding the foregoing, the “Applicable Margin” for Term B Loans from and after the Fifth Amendment Effective Date shall be as set forth below:

Base Rate Loans	Eurodollar Rate Loans”
0.75%	1.75%

(ii)    The definition of “Term B Loan Commitment” is amended by deleting the final sentence thereof and replacing it with the following sentence: “The aggregate amount of the Term B Loan Commitments as of the Fifth Amendment Effective Date is $2,160,675,000.”
(iii)    The following definition is added in the appropriate alphabetical order to Section 1.1:
“‘Fifth Amendment Effective Date’ means March 27, 2018.”

(iv)    The definition of “Term B Facility Maturity

Date” is hereby deleted in its entirety and replaced with:
“‘Term B Facility Maturity Date’ means March 27, 2025.”
(c)    Section 2.12 (a) of the Existing Credit Agreement is hereby amended to read as follows:
“(a) Term B Loans shall be amortized by 0.25% per Fiscal Quarter commencing with the Fiscal Quarter ended June 30, 2018 through the Term B Facility Maturity Date (with each amortization payment due on a Quarterly Date), with the remaining balance due on the Term B Facility Maturity Date.
In the event any Other Term Loans are made, such Other Term Loans shall be repaid on each installment date as set forth in the applicable Incremental Assumption Agreement.”

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(d)    Section 2.13 of the Existing Credit Agreement is hereby amended by adding the following after Section 2.13(c):
“(d)    In the event that, on or prior to the sixth month anniversary of the Fifth Amendment Effective Date, the Borrower shall (x) make a prepayment of the Term B Loans (that are in effect on the Fifth Amendment Effective Date) pursuant to Section 2.13(a) with the proceeds of any new or replacement tranche of term loans that have an All-In Yield that is less than the All-In Yield of such Term B Loans or (y) effect any amendment to this Agreement which reduces the All-In Yield of the Term B Loans (or any mandatory assignment under Section 2.23 by a Non-Consenting Lender shall have been made in connection therewith), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans for which the All-In Yield has been reduced pursuant to such amendment. Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be.”

SECTION 2.    Refinancing Term Loans.  Subject to the terms and conditions set forth herein, each Continuing Term Lender agrees (i) to continue all of its Existing Term Loan as a Refinancing Term Loan on the date requested by the Borrower to be the Fifth Amendment Effective Date in a principal amount equal to such Continuing Term Lender’s Refinancing Term Loan Commitment (as defined below) and (ii) agrees to this Amendment and the terms of the Amended Credit Agreement.
(a)    The “Refinancing Term Loan Commitment” of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Effective Date, which shall be continued as an equal principal amount of Refinancing Term Loans. The continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Refinancing Term Loan.
(b)    The provisions of the Existing Credit Agreement with respect to indemnification, reimbursement of costs and expenses and increased costs shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans. Notwithstanding the foregoing, and notwithstanding Section 2.9(a) of the Amended Credit Agreement, each Continuing Term Lender hereby waives any break funding payments in respect of such Lender’s Existing Term Loans, whether pursuant to Section 2.19 of the Amended Credit Agreement or otherwise.
(c)    The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including by repayment of

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Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of Refinancing Term Loans in the same amount.
(d)    Each Lender with Existing Term Loans that are not continued as Continued Term Loans as contemplated hereby shall be repaid, at par, on the Fifth Amendment Effective Date with the proceeds from additional Refinancing Term Loans to be provided by one or more Lenders. For purposes of the repayment on the Fifth Amendment Effective Date of any Existing Term Loans that are not continued as Continued Term Loans, to the extent that Existing Term Lenders constituting Required Lenders consent to this Amendment, the Administrative Agent and the Continuing Term Lenders hereby waive the notice requirements set forth in Section 2.9(a) of the Credit Agreement of at least three Business Days, in the case of Eurodollar Loans, and at least one Business Day, in the case of Base Rate Loans.
SECTION 3.    Fees. The Borrower agrees to pay a fee to each Amendment Arranger, on the Fifth Amendment Effective Date, in accordance with the Engagement Letter, dated as of March 13, 2018, among the Borrower and the Amendment Arrangers (the “Engagement Letter”).
SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the other parties hereto, that: (a) the representations and warranties set forth in Section 4 of the Amended Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties are true, correct and complete in all respects on and as of the date hereof), except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties were true, correct and complete in all respects as of such earlier date) and (b) after giving effect to this Amendment, no Potential Event of Default or Event of Default has occurred and is continuing.
SECTION 5.    Effectiveness. This Amendment and the Amended Credit Agreement shall become effective as of the first date (the “Fifth Amendment Effective Date”) that each of the following conditions have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Guarantors, (iii) the Administrative Agent, (iv) the Collateral Agent and (v) the Requisite Lenders. The Administrative Agent shall have received Continuing Term Lender Addenda from Continuing Term Lenders providing for Continued Term Loans in an amount that, when added to the balance of additional Refinancing Term Loans being made on such date, equals the Term B Loan Commitment.

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(b)    The Borrower shall have paid to the Amendment Arrangers and the Agents all fees and other amounts due and payable to them on or prior to the Fifth Amendment Effective Date including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment.
SECTION 6.    Reaffirmation. Each of the Borrower and the Guarantors, by its signature below, hereby (a) confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Credit Documents to which it is a party, and agrees that, notwithstanding the effectiveness of this Amendment or the Amended Credit Agreement, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the Secured Parties and (b) confirms that all of the representations and warranties made by it contained in the Amended Credit Agreement and each of the other Credit Documents are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.
SECTION 7.    Effect of Amendment.      All references in the other Credit Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to the Amended Credit Agreement.
(a)    Except as expressly provided herein, neither this Amendment nor the effectiveness of the Amended Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and re-borrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Credit Party under any Credit Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment and in the Amended Credit Agreement. The Existing Credit Agreement and each of the other Credit Documents shall remain in full force and effect, until and except as modified hereby. This Amendment shall constitute a Credit Document and a Refinancing Amendment pursuant to Section 2.24(l) of the Existing Credit Agreement for all purposes of the Existing Credit Agreement and the Amended Credit Agreement.
SECTION 8.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.1 of the Amended Credit Agreement.

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SECTION 9.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 10.    Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE AMENDED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
SECTION 11.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Amendment Arrangers to the extent set forth in (i) the Credit Agreement and (ii) the Engagement Letter for their reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent and the Amendment Arrangers (in the case of the Amendment Arrangers, as provided for in the Engagement Letter).
SECTION 12.    Counterparts. This Amendment may be executed in counterparts and by different parties hereto on different counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7 hereof. Delivery of an executed signature page to this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
SECTION 13.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAS VEGAS SANDS, LLC

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment]

VENETIAN CASINO RESORT, LLC, as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

SANDS EXPO & CONVENTION CENTER, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

VENETIAN MARKETING, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

SANDS PENNSYLVANIA, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment]

THE BANK OF NOVA SCOTIA, as Administrative Agent and Collateral Agent

By:	/s/ Bradley Walker
Name:	Bradley Walker
Title:	Director

[Signature Page to Fifth Amendment]

EXHIBIT A
CONTINUING TERM
LENDER ADDENDUM
(Cashless Roll)

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Fifth Amendment (the “Amendment”) to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of December 19, 2013 (as amended by the First Amendment thereto dated as of May 2, 2016, the Second Amendment thereto dated as of August 12, 2016, the Third Amendment thereto dated as of December 27, 2016, and the Fourth Amendment dated as of March 29, 2017 the “Credit Agreement”), among LAS VEGAS SANDS, LLC, as borrower (the “Borrower”), certain subsidiaries of the Borrower, the several banks and other financial institutions party thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders, and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (i) to the terms of the Amendment and the Amended Credit Agreement, (ii) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loan as a Refinancing Term Loan pursuant to a cashless roll on the Amendment Effective Date in the amount of its Existing Term Loan and (iii) that, on the Amendment Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder and its Refinancing Term Loan will be a “Term B Loan” under the Amended Credit Agreement.

Name of Institution:
Principal Amount of Term B Loan:

Executing as a Continuing Term Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

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